Exhibit 21

Entity Name	Org State
ABB MOG-WM, Inc.	CO

ABB RFL, LLC	DE

ABB TS Assets, LLC	DE

Alabama T.V. Cable, Inc.	AL

American Microwave & Communications, Inc.	MI

American Televenture of Minersville, Inc.	CO

Atlantic American Cablevision of Florida, LLC	FL

Atlantic American Cablevision, LLC	DE

Atlantic American Holdings, Inc.	FL

Atlantic Cablevision of Florida, Inc.	DE

Beatrice Cable TV Company	NE

Brigand Pictures, Inc.	DE

BroadNet Czech a.s.	Czech Republic

BroadNet Danmark ApS	Denmark

BroadNet Europe SPRL	Belgium

BroadNet France S.A.S.	France

BroadNet Hellas S.A.	Greece

BroadNet Holdings, B.V.	The Netherlands

BroadNet Italy SPA	Italy

BroadNet Magyarorszag Kft	Hungary

BroadNet Suisse A.S.	Switzerland

BroadNet UK Ltd.	UK

C Spectrum Investment, LLC	DE

Cable Accounting, Inc.	CO

Cable Programming Ventures, LLC	DE

Cable Sports Southeast, LLC	DE

Cable Television Advertising Group, Inc.	WY

Cable Television of Gary, Inc.	IN

Cablevision Associates of Gary Joint Venture	IN

Cablevision Investment of Detroit, Inc.	MI

Cablevision of Arcadia/Sierra Madre, Inc.	DE

CATV Facility Co., Inc.	CO

CCC-NJFT, Inc.	CO

CCF Management Services, Inc.	DE

Century-TCI California Communications, L.P.	DE

Century-TCI Holdings, LLC	DE

CIC Development Corp.	DE

Classic Services, Inc.	DE

Clinton Cable TV Investors, Inc.	MI

Clinton TV Cable Company, LLC	IA

Coastal Cable TV, Inc.	CT

Colorado Terrace Tower II Corporation	CO

COM Indiana, LLC	DE

COM Indianapolis, LLC	DE

COM Inkster, Inc.	MI

COM MH, LLC	DE

COM South, LLC	CO

COM Sports Ventures, Inc.	DE

Comcast 38GHZ, Inc.	DE

Comcast A/TW Note Holdings, Inc.	DE

Comcast ABB Business Services, Inc.	CO

Comcast ABB Cablevision V, Inc.	IA

Comcast ABB CSC Holdings, Inc.	DE

Comcast ABB CSC II, Inc.	DE

Comcast ABB HCI, LLC	IA

Comcast ABB Holdings I, Inc.	DE

Comcast ABB Holdings II, Inc.	DE

Comcast ABB LCI, Inc.	DE

Comcast ABB Management Corporation	CO

Comcast ABB Network Solutions, Inc.	CO

Comcast ABB NOC, LLC	DE

Comcast ABB Note Consolidation, Inc.	DE

Comcast ABB of Clinton	IA

Comcast ABB of Georgia II, LLC	GA

Comcast ABB of Kiowa, LLC	CO

Comcast ABB of Mississippi/Iowa, LLC	DE

Comcast ABB of Payette, Inc.	OR

Comcast ABB Optionee Payroll, LLC	DE

Comcast ABB Overseas Holdings I, LLC	DE

Comcast ABB Overseas Holdings II, LLC	DE

Comcast ABB Overseas Holdings, Inc.	DE

Comcast ABB USC, LLC	DE

Comcast ASBC, Inc.	DE

Comcast Brazil, Inc.	DE

Comcast BroadNet Payroll Services, Inc.	DE

Comcast Business Communications of Virginia, LLC	VA

Comcast Business Communications, LLC	PA

Comcast Cable Communications Holdings, Inc.	DE

Comcast Cable Communications Holdings, LLC	DE

Comcast Cable Communications Management, LLC	DE

Comcast Cable Communications, LLC	DE

Comcast Cable Funding	DE

Comcast Cable Funding GP, Inc.	DE

Comcast Cable Funding I, Inc.	DE

Comcast Cable Holdings, LLC	DE

Comcast Cable of Indiana, Inc.	DE

Comcast Cable of Indiana/Michigan/Texas I, LLC	TX

Comcast Cable of Maryland, Inc.	DE

Comcast Cable SC Investment, Inc.	DE

Comcast Cable Trust I	DE

Comcast Cable Trust II	DE

Comcast Cable Trust III	DE

Comcast Cablevision of Baltimore City GP, Inc.	DE

Comcast Cablevision of Garden State, Inc.	DE

Comcast Cablevision of Philadelphia Area I, LLC	PA

Comcast Cablevision of Southeast Michigan, Inc.	DE

Comcast Capital Corporation	DE

Comcast CCH Subsidiary Holdings, Inc.	DE

Comcast CHC Subsidiary Holdings, Inc.	DE

Comcast Children’s Network Holdings, LLC	DE

Comcast CICG GP, LLC	DE

Comcast CICG, L.P.	DE

Comcast CIM STS Holdings, Inc.	DE

Comcast COLI Holdings, LLC	DE

Comcast Commercial Services Financing, LLC	DE

Comcast Commercial Services Group Holdings, LLC	DE

Comcast Commercial Services, LLC	DE

Comcast Concurrent Holdings, Inc.	DE

Comcast Corporate Investments II, Inc.	DE

Comcast Corporate Investments, Inc.	DE

Comcast Corporation Political Action Committee	PA

Comcast Corporation Political Action Committee of Maryland	MD

Comcast Corporation Political Action Committee of Massachusetts	MA

Comcast Corporation Political Action Committee-USA	PA

Comcast Corporation Trust I	DE

Comcast Corporation Trust II	DE

Comcast Corporation Trust III	DE

Comcast Crystalvision, Inc.	DE

Comcast CTV Holdings, LLC	DE

Comcast CVC Ventures	DE

Comcast DC Radio, Inc.	DE

Comcast do Brasil Ltda.	Brazil

Comcast Encore, Inc.	DE

Comcast Entertainment Holdings LLC	DE

Comcast Entertainment Networks Holdings, LLC	DE

Comcast Financial Agency Corporation	DE

Comcast Florida Programming Investments, Inc.	DE

Comcast Funding I, Inc.	DE

Comcast Garden State, LLC	DE

Comcast Gateway Holdings, LLC	DE

Comcast Greater Boston Advertising Holdings, LLC	DE

Comcast Hockey, LLC	DE

Comcast Holdings Corporation	PA

Comcast Horror Entertainment Holdings, LLC	DE

Comcast Houston Advertising Holdings, LLC	DE

Comcast ICCP, Inc.	CO

Comcast ICG, Inc.	DE

Comcast In Demand Holdings, Inc.	DE

Comcast Interactive Capital, LP	DE

Comcast Interactive Media, LLC	DE

Comcast International Holdings, Inc.	DE

Comcast Investment Holdings, Inc.	DE

Comcast IP Holdings I, LLC	DE

Comcast IP Phone II, LLC	DE

Comcast IP Phone III, LLC	DE

Comcast IP Phone IV, LLC	DE

Comcast IP Phone of Missouri, LLC	MO

Comcast IP Phone V, LLC	DE

Comcast IP Phone VI, LLC	DE

Comcast IP Phone VII, LLC	DE

Comcast IP Phone, LLC	PA

Comcast IP Services II, Inc.	DE

Comcast IP Services, LLC	DE

Comcast IPG/JV, LLC	DE

Comcast JR Holdings, Inc.	DE

Comcast LCP, Inc.	DE

Comcast Levittown Finance, Inc.	DE

Comcast Life Insurance Holding Company	DE

Comcast LMC E! Entertainment, Inc.	CO

Comcast Metatv, Inc.	DE

Comcast MH Holdings, LLC	DE

Comcast Michigan Holdings, Inc.	MI

Comcast Midwest Management, Inc.	DE

Comcast MO Cable News, Inc.	MA

Comcast MO Capital Corporation	CO

Comcast MO Communications Holding Company, Inc.	DE

Comcast MO Delta, Inc.	CO

Comcast MO Digital Radio, Inc.	MA

Comcast MO Europe, Inc.	CO

Comcast MO Express Midwest, Inc.	OH

Comcast MO Express of California, Inc.	CA

Comcast MO Express of Florida, Inc.	DE

Comcast MO Express of New England, Inc.	MA

Comcast MO Express of Virginia, Inc.	VA

Comcast MO Federal Relations, Inc.	DE

Comcast MO Finance Corporation	CO

Comcast MO Finance Trust I	DE

Comcast MO Finance Trust II	DE

Comcast MO Finance Trust III	DE

Comcast MO Finance Trust IV	DE

Comcast MO Finance Trust V	DE

Comcast MO Finance Trust VI	DE

Comcast MO Financial Services, Inc.	CO

Comcast MO Financing A	DE

Comcast MO Financing B	DE

Comcast MO Foreign Investments, Inc.	CO

Comcast MO FS Leasing 1995, Inc.	CO

Comcast MO Group Funding, Inc.	DE

Comcast MO Group, Inc.	DE

Comcast MO Holdings I, LLC	DE

Comcast MO Holdings II, Inc.	DE

Comcast MO Information Technology Systems, Inc.	MA

Comcast MO Interactive Services, Inc.	CO

Comcast MO International Holdings II, Inc.	DE

Comcast MO International Programming, Inc.	MA

Comcast MO International, Inc.	CO

Comcast MO Investments, Inc.	DE

Comcast MO Leveraged Lease Partners 1997, LP	DE

Comcast MO of Burnsville/Eagan, Inc.	MN

Comcast MO of Delaware, LLC	DE

Comcast MO of Minnesota, Inc.	MN

Comcast MO of North Valley, Inc.	CA

Comcast MO of Quad Cities, Inc.	MN

Comcast MO of the North Suburbs, Inc.	MN

Comcast MO Racing, Inc.	DE

Comcast MO Real Estate, Inc.	CO

Comcast MO SPC I, LLC	DE

Comcast MO SPC II, LLC	DE

Comcast MO SPC III, LLC	DE

Comcast MO SPC IV, LLC	DE

Comcast MO SPC V, LLC	DE

Comcast MO SPC VI, LLC	DE

Comcast MO SPE, Inc.	DE

Comcast MO Telecommunications Corp.	DE

Comcast Nashville Finance	DE

Comcast National Communications Services, LLC	DE

Comcast NCC Holdings I, LLC	DE

Comcast NCC Holdings II, LLC	DE

Comcast NCC Holdings III, LLC	DE

Comcast Netherlands, Inc.	DE

Comcast New Media Development, Inc.	PA

Comcast New Mexico/Pennsylvania Finance, Inc.	DE

Comcast of Alabama, Inc.	AL

Comcast of Alameda, Inc.	CA

Comcast of Arizona, Inc.	CO

Comcast of Arkansas, Inc.	DE

Comcast of Arkansas/Florida/Louisiana/Minnesota/Mississippi/ Tennessee, Inc.	DE

Comcast of Avalon, LLC	DE

Comcast of Baltimore City, Inc.	MD

Comcast of Baltimore City, L.P.	CO

Comcast of Bellevue, Inc.	WA

Comcast of Boston, Inc.	NY

Comcast of Brockton, Inc.	DE

Comcast of Bryant, Inc.	AR

Comcast of Burlington County, LLC	DE

Comcast of California I, Inc.	NV

Comcast of California II, Inc.	CA

Comcast of California II, LLC	DE

Comcast of California III, Inc.	CA

Comcast of California III, LLC	CO

Comcast of California IV, Inc.	WY

Comcast of California IX, Inc.	CA

Comcast of California V, Inc.	CA

Comcast of California VI, Inc.	CA

Comcast of California VIII, Inc.	WA

Comcast of California X, Inc.	CA

Comcast of California XI, Inc.	TN

Comcast of California XII, Inc.	DE

Comcast of California XIII, Inc.	CA

Comcast of California XIV, LLC	DE

Comcast of California XV, LLC	DE

Comcast of California/Colorado, LLC	DE

Comcast of California/Colorado/Florida/Oregon, Inc.	GA

Comcast of California/Colorado/Illinois/Indiana/Michigan GP, LLC	DE

Comcast of California/Colorado/Illinois/Indiana/Michigan, LP	DE

Comcast of California/Colorado/Washington I, Inc.	WA

Comcast of California/Colorado/Washington, LP	CO

Comcast of California/Connecticut/Michigan	CO

Comcast of California/Idaho, Inc.	ID

Comcast of California/Illinois, LP	CO

Comcast of California/Maryland/Pennsylvania/Virginia/West Virginia, LLC	DE

Comcast of California/Massachusetts/Michigan/Utah, Inc.	DE

Comcast of California/Pennsylvania/Utah/Washington, Inc.	PA

Comcast of Carolina, Inc.	SC

Comcast of Celebration, LLC	DE

Comcast of Central New Jersey II, LLC	DE

Comcast of Central New Jersey, LLC	DE

Comcast of Chesterfield County, Inc.	VA

Comcast of Chicago, Inc.	IL

Comcast of Clinton	MI

Comcast of Clinton CT, Inc.	CT

Comcast of Clinton MI, Inc.	MI

Comcast of Coconut Creek, Inc.	FL

Comcast of Colorado I, LLC	CO

Comcast of Colorado II, LLC	CO

Comcast of Colorado III, LLC	CO

Comcast of Colorado IV, LLC	DE

Comcast of Colorado IX, LLC	DE

Comcast of Colorado V, LLC	CO

Comcast of Colorado VI, LLC	IA

Comcast of Colorado VII, LLC	IA

Comcast of Colorado VIII, LLC	CO

Comcast of Colorado X, LLC	CO

Comcast of Colorado XI, Inc.	CO

Comcast of Colorado XII, Inc.	MD

Comcast of Colorado, LP	CO

Comcast of Colorado/Florida, Inc.	WA

Comcast of Colorado/Pennsylvania/West Virginia, LLC	DE

Comcast of Connecticut II, Inc.	CT

Comcast of Connecticut, Inc.	OK

Comcast of Connecticut, LLC	DE

Comcast of Connecticut/Georgia/Massachusetts/New Hampshire/New York/North Carolina/Virginia/Vermont, LLC	DE

Comcast of Contra Costa, Inc.	WA

Comcast of Cupertino, Inc.	CA

Comcast of Danbury, Inc.	DE

Comcast of Davis County, Inc.	UT

Comcast of Delmarva, Inc.	DE

Comcast of Detroit	MI

Comcast of Detroit, Inc.	MI

Comcast of East San Fernando Valley, LP	CO

Comcast of Eastern Connecticut, Inc.	CT

Comcast of Eastern Shore, LLC	DE

Comcast of Elkton, LLC	DE

Comcast of Everett, Inc.	WA

Comcast of Flint, Inc.	MI

Comcast of Florida	WY

Comcast of Florida I, Inc.	MO

Comcast of Florida II, Inc.	DE

Comcast of Florida III, Inc.	MI

Comcast of Florida, LP	DE

Comcast of Florida/Georgia	MI

Comcast of Florida/Georgia, LLC	DE

Comcast of Florida/Illinois/Michigan, Inc.	DE

Comcast of Florida/Pennsylvania, LP	DE

Comcast of Florida/Washington, LLC	DE

Comcast of Fort Wayne Limited Partnership	IN

Comcast of Fresno, Inc.	CA

Comcast of Garden State L.P.	DE

Comcast of Georgia I, LLC	GA

Comcast of Georgia/Massachusetts, LLC	DE

Comcast of Georgia/Michigan, LP	CA

Comcast of Georgia/South Carolina II, LLC	DE

Comcast of Georgia/South Carolina, Inc.	CO

Comcast of Georgia/Virginia, Inc.	CO

Comcast of Gloucester County, LLC	DE

Comcast of Greater Florida/Georgia, Inc.	FL

Comcast of Grosse Pointe, Inc.	MI

Comcast of Groton, Inc.	CT

Comcast of Harford County, LLC	MD

Comcast of Hopewell Valley, Inc.	NJ

Comcast of Houston, LLC	DE

Comcast of Howard County, LLC	MD

Comcast of Illinois I, Inc.	IL

Comcast of Illinois II, Inc.	KS

Comcast of Illinois III, Inc.	IL

Comcast of Illinois IV, Inc.	IL

Comcast of Illinois IX, LLC	DE

Comcast of Illinois V, Inc.	MD

Comcast of Illinois VI, LLC	DE

Comcast of Illinois VII, Inc.	FL

Comcast of Illinois VIII, LLC	DE

Comcast of Illinois X, LLC	DE

Comcast of Illinois XI, LLC	DE

Comcast of Illinois XII, L.P.	NJ

Comcast of Illinois XIII, L.P.	AZ

Comcast of Illinois/Indiana	FL

Comcast of Illinois/Indiana/Michigan, Inc.	AR

Comcast of Illinois/Ohio/Oregon, LLC	DE

Comcast of Illinois/West Virginia, LLC	DE

Comcast of Indiana, LLC	CO

Comcast of Indiana/Kentucky/Utah	CA

Comcast of Indiana/Michigan, LLC	IA

Comcast of Indiana/Michigan/Pennsylvania, LLC	IA

Comcast of Indianapolis, Inc.	DE

Comcast of Indianapolis, L.P.	DE

Comcast of Inkster Limited Partnership	MI

Comcast of Jersey City, LLC	DE

Comcast of Kentucky/Tennessee/Virginia, LLC	DE

Comcast of Laurel, Inc.	MS

Comcast of Lawrence, LLC	DE

Comcast of Levittown, LLC	DE

Comcast of Little Rock, Inc.	AR

Comcast of Lompoc, LLC	DE

Comcast of Long Beach Island, LLC	DE

Comcast of Louisiana/Mississippi/Texas, LLC	DE

Comcast of Lower Merion, Inc.	PA

Comcast of Macomb County, Inc.	MI

Comcast of Macomb, Inc.	MI

Comcast of Maine/New Hampshire, Inc.	NH

Comcast of Margate, Inc.	FL

Comcast of Marianna, Inc.	DE

Comcast of Marin I, Inc.	CA

Comcast of Marin II, Inc.	CA

Comcast of Maryland Limited Partnership	MD

Comcast of Maryland, Inc.	CO

Comcast of Maryland, LLC	DE

Comcast of Massachusetts I, Inc.	MA

Comcast of Massachusetts II, Inc.	DE

Comcast of Massachusetts III, Inc.	DE

Comcast of Massachusetts/New Hampshire, LLC	DE

Comcast of Massachusetts/Virginia, Inc.	VA

Comcast of Mercer County, LLC	DE

Comcast of Meridian, Inc.	MS

Comcast of Miami, Inc.	FL

Comcast of Michigan I, Inc.	VA

Comcast of Michigan II, Inc.	DE

Comcast of Michigan III, Inc.	DE

Comcast of Michigan IV, LLC	CO

Comcast of Michigan, LLC	DE

Comcast of Michigan/Mississippi/Tennessee, Inc.	DE

Comcast of Middletown, Inc.	DE

Comcast of Milton, Inc.	MA

Comcast of Minnesota, Inc.	DE

Comcast of Minnesota/Wisconsin, Inc.	WA

Comcast of Mississippi Call Center, LLC	DE

Comcast of Missouri, Inc.	CO

Comcast of Monmouth County, LLC	DE

Comcast of Montana I, Inc.	MT

Comcast of Montana II, Inc.	DE

Comcast of Montana III, Inc.	OR

Comcast of Mt. Clemens	MI

Comcast of Mt. Clemens, Inc.	MI

Comcast of Muncie, LLC	IN

Comcast of Muncie, LP	IN

Comcast of Muskegon	MI

Comcast of Nashville I, LLC	DE

Comcast of Nashville II, LLC	DE

Comcast of Needham, Inc.	DE

Comcast of New Castle County, LLC	DE

Comcast of New Hampshire, Inc.	MD

Comcast of New Haven, Inc.	CT

Comcast of New Jersey II, LLC	DE

Comcast of New Jersey, LLC	NJ

Comcast of New Mexico, Inc.	CO

Comcast of New Mexico/Pennsylvania, LLC	DE

Comcast of New York, LLC	DE

Comcast of North Broward, Inc.	FL

Comcast of Northern California I, Inc.	CA

Comcast of Northern California II, Inc.	CA

Comcast of Northern Illinois, Inc.	IL

Comcast of Northern Indiana, Inc.	DE

Comcast of Northwest New Jersey, LLC	DE

Comcast of Novato, Inc.	OR

Comcast of Ocean County, LLC	DE

Comcast of Ohio, Inc.	OH

Comcast of Oregon I, Inc.	OR

Comcast of Oregon II, Inc.	OR

Comcast of Panama City, Inc.	DE

Comcast of Parkland, Inc.	FL

Comcast of Pennsylvania	CO

Comcast of Pennsylvania I, Inc.	DE

Comcast of Pennsylvania II, Inc.	CO

Comcast of Pennsylvania II, L.P.	DE

Comcast of Pennsylvania, LLC	DE

Comcast of Pennsylvania/Maryland, Inc.	PA

Comcast of Pennsylvania/Washington/West Virginia, LP	CO

Comcast of Perry, Inc.	DE

Comcast of Philadelphia, Inc.	PA

Comcast of Philadelphia, LLC	DE

Comcast of Plainfield, LLC	DE

Comcast of Potomac, LLC	DE

Comcast of Puget Sound, Inc.	WA

Comcast of Quincy, Inc.	DE

Comcast of Richmond, Inc.	VA

Comcast of Sacramento I, LLC	CA

Comcast of Sacramento II, LLC	CA

Comcast of Sacramento III, LLC	CA

Comcast of San Joaquin, Inc.	WY

Comcast of San Leandro, Inc.	CA

Comcast of Santa Cruz, Inc.	CO

Comcast of Santa Maria, LLC	DE

Comcast of Shelby, Inc.	MI

Comcast of Sierra Valleys, Inc.	CA

Comcast of South Chicago, Inc.	IL

Comcast of South Dade, Inc.	FL

Comcast of South Florida I, Inc.	FL

Comcast of South Florida II, Inc.	DE

Comcast of South Jersey, LLC	DE

Comcast of Southeast Pennsylvania, LLC	DE

Comcast of Southern California, Inc.	OR

Comcast of Southern Illinois, Inc.	DE

Comcast of Southern Mississippi, Inc.	DE

Comcast of Southern New England, Inc.	MA

Comcast of Southern Tennessee, LLC	DE

Comcast of Spokane, LLC	WA

Comcast of St. Paul, Inc.	MN

Comcast of Sterling Heights, Inc.	MI

Comcast of Tacoma, Inc.	DE

Comcast of Tallahassee, Inc.	DE

Comcast of Taylor, LLC	DE

Comcast of Tennessee, LP	DE

Comcast of the District, LLC	DC

Comcast of the Gulf Plains, Inc.	DE

Comcast of the Meadowlands, LLC	DE

Comcast of the South	CO

Comcast of the South, Inc.	CO

Comcast of the South, L.P.	DE

Comcast of the South, LLC	DE

Comcast of Tualatin Valley, Inc.	OR

Comcast of Tupelo, Inc.	MS

Comcast of Twin Cities, Inc.	WA

Comcast of Utah I, Inc.	IN

Comcast of Utah II, Inc.	LA

Comcast of Utica, Inc.	MI

Comcast of Virginia, Inc.	CO

Comcast of Warren	MI

Comcast of Warren, Inc.	MI

Comcast of Wasatch, Inc.	UT

Comcast of Washington I, Inc.	WA

Comcast of Washington II, Inc.	WA

Comcast of Washington III, Inc.	WA

Comcast of Washington IV, Inc.	WA

Comcast of Washington V, LLC	DE

Comcast of Washington, LLC	DE

Comcast of Washington/Oregon	WA

Comcast of Washington/Oregon SMATV I , LLC	DE

Comcast of Washington/Oregon SMATV II, LLC	DE

Comcast of West Florida, Inc.	DE

Comcast of West Virginia, LLC	DE

Comcast of Western Colorado, Inc.	CO

Comcast of Wildwood, LLC	DE

Comcast of Willow Grove, Inc.	PA

Comcast of Wisconsin, Inc.	CO

Comcast of Wyoming I, Inc.	FL

Comcast of Wyoming II, Inc.	WY

Comcast of Wyoming, LLC	DE

Comcast Palm Beach GP, LLC	DE

Comcast PC Investments, Inc.	DE

Comcast Phone II, LLC	DE

Comcast Phone Management, LLC	DE

Comcast Phone of Alabama, LLC	DE

Comcast Phone of Arizona, LLC	DE

Comcast Phone of Arkansas, LLC	DE

Comcast Phone of California, LLC	DE

Comcast Phone of Central Indiana, LLC	DE

Comcast Phone of Colorado, LLC	DE

Comcast Phone of Connecticut, Inc.	CO

Comcast Phone of D.C., LLC	DE

Comcast Phone of Delaware, LLC	DE

Comcast Phone of Florida, LLC	DE

Comcast Phone of Georgia, LLC	CO

Comcast Phone of Illinois, LLC	DE

Comcast Phone of Kansas, LLC	DE

Comcast Phone of Kentucky, LLC	DE

Comcast Phone of Louisiana, LLC	DE

Comcast Phone of Maine, LLC	DE

Comcast Phone of Maryland, Inc.	CO

Comcast Phone of Massachusetts, Inc.	DE

Comcast Phone of Michigan, LLC	DE

Comcast Phone of Minnesota, Inc.	MN

Comcast Phone of Mississippi, LLC	DE

Comcast Phone of Missouri, LLC	DE

Comcast Phone of New Hampshire, LLC	DE

Comcast Phone of New Jersey, LLC	DE

Comcast Phone of New Mexico, LLC	DE

Comcast Phone of New York, LLC	DE

Comcast Phone of North Carolina, LLC	DE

Comcast Phone of Northern Maryland, Inc.	MD

Comcast Phone of Northern Virginia, Inc.	VA

Comcast Phone of Ohio, LLC	DE

Comcast Phone of Oregon, LLC	DE

Comcast Phone of Pennsylvania, LLC	DE

Comcast Phone of South Carolina, Inc.	SC

Comcast Phone of Tennessee, LLC	DE

Comcast Phone of Texas, LLC	DE

Comcast Phone of Utah, LLC	DE

Comcast Phone of Vermont, LLC	DE

Comcast Phone of Virginia, Inc.	VA

Comcast Phone of Washington, LLC	DE

Comcast Phone of West Virginia, LLC	DE

Comcast Phone of Wisconsin, LLC	DE

Comcast Phone, LLC	DE

Comcast PM Holdings, LLC	DE

Comcast Primestar Holdings, Inc.	DE

Comcast Programming Development, Inc.	DE

Comcast Programming Holdings, Inc.	DE

Comcast Programming Management, LLC	DE

Comcast Programming Ventures II, Inc.	DE

Comcast Programming Ventures III, Inc.	DE

Comcast Programming Ventures IV, LLC	DE

Comcast Programming Ventures V, Inc.	DE

Comcast Programming Ventures, Inc.	DE

Comcast PSM Holdings, Inc.	PA

Comcast QCOM TV Partners GP, LLC	DE

Comcast QIH, Inc.	DE

Comcast QVC, Inc.	DE

Comcast Real Estate Holdings of Alabama, Inc.	AL

Comcast Regional Programming, Inc.	PA

Comcast SC Investment, Inc.	DE

Comcast SCH Holdings, LLC	DE

Comcast Shared Services Corporation	DE

Comcast Spectacor Ventures, LLC	PA

Comcast Spectacor, L.P.	PA

Comcast Sports Holding Company, Inc.	DE

Comcast Sports Management Services, LLC	DE

Comcast Sports NY Holdings, Inc.	DE

Comcast SportsNet Bay Area Holdings, Inc.	DE

Comcast SportsNet Chicago Holdings, Inc.	DE

Comcast SportsNet Mid-Atlantic GP, LLC	DE

Comcast SportsNet Mid-Atlantic LP, LLC	DE

Comcast SportsNet Mid-Atlantic, L.P.	DE

Comcast SportsNet NE Holdings, Inc.	DE

Comcast SportsNet Northwest, LLC	DE

Comcast SportsNet Philadelphia, Inc.	PA

Comcast SportsNet Philadelphia, L.P.	PA

Comcast SportsNet West, Inc.	DE

Comcast Spotlight Cebridge Texas Cable Advertising, LP	DE

Comcast Spotlight Charter Cable Advertising, LP	DE

Comcast Spotlight Conroe-Huntsville Cable Advertising, LP	DE

Comcast Spotlight, Inc.	DE

Comcast STB Software DVR, LLC	DE

Comcast STB Software I, LLC	DE

Comcast STB Software II, LLC	DE

Comcast STB Software LIB, LLC	DE

Comcast STB Software MOT, LLC	DE

Comcast STB Software PAN, LLC	DE

Comcast STB Software PM, LLC	DE

Comcast STB Software TW, LLC	DE

Comcast Studio Investments, Inc.	DE

Comcast TCP Holdings, Inc.	DE

Comcast TCP Holdings, LLC	DE

Comcast Technology, Inc.	DE

Comcast Telephony Communications of California, Inc.	CA

Comcast Telephony Communications of Connecticut, Inc.	CT

Comcast Telephony Communications of Delaware, Inc.	DE

Comcast Telephony Communications of Georgia, Inc.	GA

Comcast Telephony Communications of Indiana, Inc.	IN

Comcast Telephony Communications of Pennsylvania, Inc.	PA

Comcast Telephony Communications, LLC	DE

Comcast Telephony Services Holdings, Inc.	DE

Comcast TKI Holdings, Inc.	DE

Comcast TW Exchange Holdings I GP, LLC	DE

Comcast TW Exchange Holdings I, LP	DE

Comcast TW Exchange Holdings II GP, LLC	DE

Comcast TW Exchange Holdings II, LP	DE

Comcast Visible World Holdings, Inc.	DE

Comcast WCS ME02, Inc.	DE

Comcast WCS ME04, Inc.	DE

Comcast WCS ME05, Inc.	DE

Comcast WCS ME16, Inc.	DE

Comcast WCS ME19, Inc.	DE

Comcast WCS ME22, Inc.	DE

Comcast WCS ME26, Inc.	DE

Comcast WCS ME28, Inc.	DE

Comcast WCS Merger Holdings, Inc.	DE

Comcast/Mediacom Minneapolis Cable Advertising, LLC	DE

Comcast/Time Warner Charleston Cable Advertising, LLC	DE

Comcast/Time Warner Detroit Cable Advertising, LLC	DE

Comcast/Time Warner Enterprise Cable Advertising, LLC	DE

Comcast/Time Warner Franklin Cable Advertising, LLC	DE

Comcast/Time Warner Ft. Myers-Naples Cable Advertising, LLC	DE

Comcast/Time Warner Hilton Head Cable Advertising, LLC	DE

Comcast/Time Warner Idaho Cable Advertising, LLC	DE

Comcast/Time Warner Jacksonville Cable Advertising, LLC	DE

Comcast/Time Warner Littleton/Plymouth Cable Advertising, LLC	DE

Comcast/Time Warner New Hampshire Cable Advertising, LLC	DE

Comcast/Time Warner Saranac Lake Cable Advertising, LLC	DE

Comcast-Spectacor Foundation	PA

ComCon Entertainment Holdings, Inc.	DE

Command Cable of Eastern Illinois Limited Partnership	NJ

Commercial Funding, Inc.	NY

Communication Investment Corporation	VA

Community Realty, Inc.	NV

Community Telecable of Seattle, Inc.	WA

Conditional Access Licensing, LLC	DE

Continental Australia Programming, Inc.	MA

Continental Cablevision Asia Pacific, Inc.	MA

Continental Programming Australia Limited Partnership	New South Wales

Continental Telecommunications Corp. of Virginia	VA

Continental Teleport Partners, Inc.	MA

CSLP Ballpark Services, LLC	DE

CSLP Baysox Club LLC	MD

CSLP Keys Club LLC	MD

CSLP London, LLC	DE

CSLP Shorebirds Club LLC	MD

CSLP Soccer, LLC	PA

CVC Keep Well LLC	DE

DigiVentures, LLC	DE

E Entertainment UK Limited	UK

E! Entertainment Europe BV	Netherland Antilles

E! Entertainment Hong Kong Limited	Hong Kong

E! Entertainment Television International Holdings, Inc.	DE

E! Entertainment Television, Inc.	DE

E! Networks Productions, Inc.	DE

Elbert County Cable Partners, L.P.	CO

Equity Resources Venture	CO

Exclamation Music, Inc.	CA

Exclamation Productions, Inc.	CA

Exercise TV LLC	DE

FAB Communications, Inc.	OK

Fandango Marketing, Inc.	CA

Fandango, Inc.	DE

First Television Corporation	DE

Flyers Skate Zone, L.P.	PA

For Games Music, LLC	DE

Four Flags Cable TV	MI

Four Flags Cablevision	MI

FPS Rink, Inc.	PA

FPS Rink, L.P.	PA

G4 Holding Company	DE

G4 Media Productions, LLC	DE

G4 Media, Inc.	DE

Garden State Telecommunications LLC	DE

Gateway/Jones Communications, Ltd.	CO

Global Spectrum Facility Management, L.P.	Ontario

Global Spectrum Facility Management, Limited	Ontario

Global Spectrum of Texas, LLC	TX

Global Spectrum, Inc.	PA

Global Spectrum, L.P.	DE

Greater Boston Cable Advertising	MA

Guide Investments, Inc.	CO

GuideWorks, LLC	DE

Hawkeye Communications of Clinton, Inc.	IA

Headend In The Sky, Inc.	CO

Heritage Cablevision of Massachusetts, Inc.	MA

Heritage Cablevision of South East Massachusetts, Inc.	MA

Home Sports Network, Inc.	CO

IEC License Holdings, Inc.	DE

In Demand L.L.C.	DE

Interactive Technology Services, Inc.	PA

Intermedia Cable Investors, LLC	CA

International Networks, LLC	CO

Jones Cable Corporation	CO

Jones Cable Holdings, Inc.	CO

Jones Panorama Properties, LLC	DE

Jones Programming Services, Inc.	CO

Jones Spacelink Cable Corporation	CO

Jones Telecommunications of California, LLC.	CO

LCNI II, Inc.	DE

Lenfest Atlantic Communications, Inc.	DE

Lenfest Australia Group Pty Ltd.	Australia

Lenfest Australia Investment Pty Ltd.	Australia

Lenfest Australia, Inc.	DE

Lenfest Clearview, Inc.	DE

Lenfest Delaware Properties, Inc.	DE

Lenfest International, Inc.	DE

Lenfest Investments, Inc.	DE

Lenfest Jersey, LLC	DE

Lenfest MCN, Inc.	DE

Lenfest Oaks, Inc.	PA

Lenfest York, Inc.	DE

Liberty Ventures Group LLC	DE

LVO Cable Properties, Inc.	OK

M H Lightnet, LLC	DE

MarketLink Indianapolis Cable Advertising, LLC	DE

MediaOne Brasil Comercio e Participacoes Ltda.	Brazil

Mile Hi Cable Partners, L.P.	CO

Mobile Enterprises, Inc.	DE

MOC Holdco I, LLC	DE

MOC Holdco II, Inc.	DE

Mountain Cable Network, Inc.	NV

Mountain States General Partner, LLC	CO

Mountain States Limited Partner, LLC	CO

Mt. Clemens Cable TV Investors, Inc.	MI

MTCB S.A.	Brazil

MW Sports Holdings, LLC	DE

National Cable Communications LLC	DE

National Digital Television Center, Inc.	CO

NDTC Technology, Inc.	CO

New England Microwave, Inc.	CT

Northwest Illinois Cable Corporation	DE

Northwest Illinois TV Cable Co.	DE

Ovations Fanfare, L.P.	PA

Ovations Food Services I, Inc.	OK

Ovations Food Services of Oklahoma City, LLC	OK

Ovations Food Services of Texas, LLC	TX

Ovations Food Services of Washington, LLC	WA

Ovations Food Services, Inc.	PA

Ovations Food Services, L.P.	PA

Ovations Ontario Food Services, Inc.	Ontario

Ovations Ontario Food Services, LP	Ontario

Owner Trusts UT 1-3, 7-12, 15-27, 29, 33, 34	DE

Pacific Northwest Interconnect	NY

Pacific Regional Programming Partners	NY

Palm Beach Group Cable Joint Venture	FL

Parnassos Communications, L.P.	DE

Parnassos Holdings, LLC	DE

Patron Solutions, L.P.	PA

Patron Solutions, LLC	PA

Pattison Development, Inc.	PA

Pattison Realty, Inc.	PA

Philadelphia 76ers, Inc.	DE

Philadelphia 76ers, L.P.	DE

Philadelphia Flyers Enterprises Co.	Nova Scotia

Philadelphia Flyers, L.P.	DE

Philadelphia Flyers, LLC	DE

Philadelphia Phantoms, Inc.	PA

Philadelphia Phantoms, L.P.	PA

Preview Magazine Corporation	DE

Prime Telecom Potomac, LLC	DE

QCOM TV Partners	PA

Regional NE Holdings I LLC	DE

Regional NE Holdings II, L.L.C.	DE

Regional Pacific Holdings II LLC	DE

Regional Pacific Holdings LLC	DE

Roberts Broadcasting Corporation	PA

Satellite Services, Inc.	DE

Saturn Cable TV, Inc.	CO

SCI 34, Inc.	DE

SCI 36, Inc.	DE

SCI 37, Inc.	DE

SCI 38, Inc.	DE

SCI 48, Inc.	DE

SCI 55, Inc.	DE

Selkirk Communications (Delaware) Corporation	DE

Shorebirds, L.P.	MD

SIFD THREE, LTD.	DE

Southwest Washington Cable, Inc.	WA

Spectacor Adjoining Real Estate New Arena, L.P.	DE

Spectrum Arena Limited Partnership	PA

SpectrumCo, LLC	DE

SportsChannel New England Limited Partnership	CT

SportsChannel Pacific Associates	NY

Spot Buy Spot, LLC	MN

St. Louis Tele-Communications, Inc.	MO

Stage II, L.P.	PA

Storer Administration, Inc.	DE

Strata Marketing, Inc.	DE

StreamSage, Inc.	DE

Sural LLC	DE

Susquehanna Cable Co.	DE

Susquehanna Cable Investment Co.	DE

Taurus Properties, LLC	CO

TCI Adelphia Holdings, LLC	DE

TCI Atlantic, LLC	CO

TCI Bay, Inc.	DE

TCI Cable Investments, LLC	DE

TCI Cablevision Associates Inc.	DE

TCI Cablevision of California Century Holdings, LLC	CO

TCI Cablevision of Kentucky, Inc.	DE

TCI Cablevision of Massachusetts, Inc.	MA

TCI Cablevision of Michigan, Inc.	MI

TCI Cablevision of Minnesota, Inc.	MN

TCI Cablevision of Nebraska, Inc.	NE

TCI Cablevision of North Central Kentucky, Inc.	DE

TCI Cablevision of Sierra Vista, Inc.	CO

TCI Cablevision of South Dakota, Inc.	SD

TCI Cablevision of St. Bernard, Inc.	DE

TCI Cablevision of Vermont, Inc.	DE

TCI California Holdings, LLC	CO

TCI Capital Corp.	WY

TCI Central, LLC	DE

TCI Command II, LLC	CO

TCI Command, Inc.	CO

TCI Communications Financing I	DE

TCI Communications Financing II	DE

TCI Communications Financing III	DE

TCI Communications Financing IV	DE

TCI CSC II, Inc.	NY

TCI CSC III, Inc.	CO

TCI CSC IV, Inc.	CO

TCI CSC IX, Inc.	CO

TCI CSC V, Inc.	CO

TCI CSC VI, Inc.	CO

TCI CSC VII, Inc.	CO

TCI CSC VIII, Inc.	CO

TCI CSC X, Inc.	CO

TCI CSC XI, Inc.	CO

TCI Development, LLC	DE

TCI Evangola, Inc.	WY

TCI Falcon Holdings, LLC	DE

TCI FCLP Alabama, LLC	DE

TCI FCLP California, LLC	DE

TCI FCLP Missouri, LLC	DE

TCI FCLP Northern California, LLC	DE

TCI FCLP Northwest, LLC	DE

TCI FCLP Oregon, LLC	DE

TCI FCLP Redding, LLC	DE

TCI FCLP Wenatchee, LLC	DE

TCI Fleet Services, Inc.	CO

TCI Gilbert Uplink, Inc.	CO

TCI Great Lakes, Inc.	DE

TCI Hits At Home, Inc.	CO

TCI Holdings, Inc.	DE

TCI Holdings, LLC	DE

TCI ICM VI, Inc.	DE

TCI IL-Holdings II, LLC	CO

TCI IL-Holdings, Inc.	CO

TCI Internet Holdings, Inc.	CO

TCI Internet Services, LLC	DE

TCI IP-VI, LLC	DE

TCI IT Holdings, Inc.	CO

TCI Lake II, LLC	CO

TCI Lake, Inc.	WY

TCI Lenfest, Inc.	CO

TCI Magma Holdings, Inc.	CO

TCI Materials Management, Inc.	CO

TCI Michigan, Inc.	DE

TCI Microwave, Inc.	DE

TCI Midcontinent, LLC	DE

TCI National Digital Television Center - Hong Kong, Inc.	DE

TCI New York Holdings, Inc.	CO

TCI Northeast, Inc.	DE

TCI Northwest, Inc.	CO

TCI of Bloomington/Normal, Inc.	VA

TCI of Council Bluffs, Inc.	IA

TCI of Greenwich, Inc.	CO

TCI of Indiana Holdings, LLC	CO

TCI of Indiana Insgt Holdings, LLC	CO

TCI of Kokomo, Inc.	CO

TCI of Lee County, Inc.	AL

TCI of Lexington, Inc.	DE

TCI of Maine, Inc.	ME

TCI of Missouri, Inc.	MO

TCI of North Central Kentucky, Inc.	DE

TCI of North Dakota, Inc.	ND

TCI of Overland Park, Inc.	DE

TCI of Paterson, Inc.	NV

TCI of Radcliff, Inc.	DE

TCI of South Dakota, Inc.	CO

TCI of Southern Minnesota, Inc.	DE

TCI of Springfield, Inc.	MO

TCI of Watertown, Inc.	IA

TCI Ohio Holdings, Inc.	CO

TCI Pacific Communications, Inc.	DE

TCI Pennsylvania Holdings, Inc.	CO

TCI Programming Holding Company III	DE

TCI Realty, LLC	DE

TCI South Carolina IP-I, LLC	DE

TCI Southeast, Inc.	DE

TCI Spartanburg IP-IV, LLC	DE

TCI Starz, Inc.	CO

TCI Technology Management, LLC	DE

TCI Telecom, Inc.	DE

TCI Texas Cable Holdings LLC	CO

TCI Texas Cable, LLC	CO

TCI TKR Cable II, Inc.	DE

TCI TKR of Houston, Inc.	DE

TCI TKR of Jefferson County, Inc.	DE

TCI TKR of Metro Dade, LLC	DE

TCI TKR of Southeast Texas, Inc.	DE

TCI TKR of Wyoming, Inc.	WY

TCI TW Texas JV Holdings II, Inc.	CO

TCI TW Texas JV Holdings III, Inc.	CO

TCI TW Texas JV Holdings IV, Inc.	CO

TCI TW Texas JV Holdings V, Inc.	CO

TCI USC, Inc.	CO

TCI Ventures Five, Inc.	CO

TCI Washington Associates, L.P.	DE

TCI West, Inc.	DE

TCI.NET, Inc.	DE

TCI/CA Acquisition Sub, LLC	CO

TCI/CI Merger Sub, LLC	DE

TCID Data Transport, Inc.	CO

TCID of Chicago, Inc.	IL

TCID of Florida, LLC	FL

TCID of Michigan, Inc.	NV

TCID of South Chicago, Inc.	IL

TCID Partners II, Inc.	CO

TCID Partners, Inc.	CO

TCID X*PRESS, Inc.	CO

TCID-Commercial Music, Inc.	CO

TCP Security Company LLC	TX

Tele-Communications of Colorado, Inc.	CO

Tele-Link Telecomunicacoes S.A.	Brazil

Televents Group Joint Venture	CO

Televents Group, Inc.	NV

Televents of Colorado, LLC	CO

Televents of Florida, LLC	DE

Televents of Powder River, LLC	DE

Televents of Wyoming, LLC	DE

Televester, Inc.	DE

Tempo DBS, Inc.	CO

Tempo Development Corporation	OK

TEMPO Television, Inc.	OK

TGC, Inc.	DE

TGW Telecomunicacoes S.A.	Brazil

The Comcast Foundation	DE

thePlatform for media, inc.	DE

thePlatform, Inc.	DE

Trans-Muskingum, Incorporated	WV

Tribune-United Cable of Oakland County	MI

TVWorks Canada, Inc.	Canada

TVWorks Holdings, Inc.	DE

TVWorks, LLC	DE

TWE Holdings II Trust	DE

U S West (India) Private Limited	India

UACC Midwest Insgt Holdings, LLC	CO

UA-Columbia Cablevision of Massachusetts, Inc.	MA

UATC Merger Corp.	DE

UCTC LP Company	DE

UCTC of Los Angeles County, Inc.	DE

United Artists Holdings, Inc.	DE

United Artists Holdings, LLC	DE

United Cable Investment of Baltimore, Inc.	MD

United Cable Television Corporation of Michigan	MI

United Cable Television of Baldwin Park, Inc.	CO

United Cable Television of Illinois Valley, Inc.	IL

United Cable Television of Los Angeles, LLC	CA

United Cable Television of Oakland County, Ltd.	CO

United Cable Television of Sarpy County, Inc.	NE

United Cable Television of Scottsdale, Inc.	AZ

United Cable Television Services of Colorado, Inc.	CO

United of Oakland, Inc.	DE

US WEST Deutschland GmbH	Germany

USWFS Borrower Trust	DE

USWFS Direct Trust Beazer	DE

USWFS Direct Trust Grand Trunk	DE

USWFS Direct Trust United No. 13	DE

USWFS Direct Trust United No. 14	DE

USWFS Intermediary Trust	DE

UTI Purchase Company	CO

Valertex, Inc.	TX

VERSUS, L.P.	DE

Waltham Tele-Communications	MA

Waltham Tele-Communications, LLC	CO

Watch What You Play Music, LLC	DE

Western Range Insurance Co.	VT

Western Satellite 2, Inc.	CO

Westmarc Cable Group, Inc.	DE

Westmarc Cable Holding, Inc.	DE

Westmarc Development II, Inc.	CO

Westmarc Development III, LLC	CO

Westmarc Development IV, LLC	CO

Westmarc Development, LLC	CO

Westmarc Realty, Inc.	CO

York Cable Television, Inc.	DE